SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON D.C. 20549

                           FORM 8-K


                      Current Report











Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - September 29,
1995



            North Fork Bancorporation, Inc.
   (Exact name of Registrant as specified in its charter)





	   Delaware				                  1-10458				   36-3154608
(State or other jurisdiction			(Commission				(IRS Employer
	 of incorporation)		 	        File Number)			 Identification No.)



     	9025 Main Road
     Mattituck, New York			                     						11952
(Address of principal executive offices)						      (Zip Code)





Registrant's telephone number, including area code:				(516)
298-5000

 Item 5. Other Events



	  On September 29, 1995, North Fork Bancorporation, Inc. issued a press release announcing that it had agreed to purchase the ten Long Island branches of First Nationwide Bank. A copy of such press release is attached hereto as Exhibit 99 and is incorporated herein by reference.



Item 7.  Financial Statement and Exhibits

	  (c) The following Exhibit is filed with this Current Report on Form 8-K:


Exhibit
Number			Description
99		      Press Release of North Fork Bancorporation, Inc., dated
         September 29, 1995.

EXHIBIT INDEX





Exhibit
Number					Description
  99		    Press Release of North Fork Bancorporation, Inc., dated
          September 29, 1995.

                             SIGNATURE


	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:	September 29, 1995











						NORTH FORK BANCORPORATION, INC.


						By:/s/Daniel M. Healy

						    Daniel M. Healy

						    Executive Vice President and

						    Chief Financial Officer

{NORTH FORK BANCORPORATION, INC. LOGO}



		PRESS RELEASE

FOR IMMEDIATE RELEASE	Contact:  Daniel M. Healy
                          						Executive Vice President &
                          						Chief Financial Officer



             NORTH FORK BANCORPORATION AGREES TO
        PURCHASE FIRST NATIONWIDE BRANCHES ON LONG ISLAND




Melville, N.Y. - September 29, 1995 - North Fork Bancorporation, Inc. (NYSE:NFB) announced today that it had agreed to purchase the ten Long Island branches of First Nationwide Bank having total deposits of approximately $590 million for $37.5 million in cash or a deposit premium of 6.35%. Seven branches are located in Suffolk County, two in Nassau County and one in Queens County.



	"We will acquire a deposit franchise with approximately 50,000 customers and locations that are complementary to our existing network," stated John Adam Kanas, President, Chairman and Chief
Executive Officer. "This deposit acquisition will be immediately accretive to our earnings," he said.



	"The decision to sell these branches to North Fork will be a benefit to our Long Island customers since North Fork offers an extensive array of commercial banking products," stated Carl
Webb, President and Chief Operating Officer of First Nationwide.
 "This sale is part of our plan to expand our California market focus which includes the recent proposed acquisition of San Francisco Federal," said Mr. Webb.

	On September 19, 1995, North Fork announced the proposed acquisition of the domestic business of Extebank, a commercial bank with total assets and deposits of $442 million and $396 million, respectively, for $47 million in cash or approximately 157% of book value. Extebank operates from a total of eight locations on Long Island and in Manhattan.





	Both North Fork transactions are subject to regulatory approval and are expected to close in the first quarter of 1996.





	Upon the consummation of these acquisitions North Fork will have a branch network of 67 locations and total assets and deposits of approximately $4 billion and $3.5 billion,
respectively.   "We have remained prudent in our approach to
acquisitions," stated Mr. Kanas, "focusing on earnings accretion and above average shareholder returns. Both of these purchases are consistent with these goals," he stated.





	North Fork Bancorporation, Inc. with total assets of $2.9 billion, deposits of $2.4 billion and stockholders' equity of $285.9 million, or book value per share of $11.59, is the parent company of North Fork Bank, the largest independent commercial bank headquartered on Long Island. The Bank operates 49 branches in Suffolk, Nassau, Queens, Westchester and Rockland Counties.





	North Fork plans an analyst conference call on October 12, 1995 to elaborate on these acquisitions and other topical matters.